                                                                 EXHIBIT 4.1




COMMON STOCK                                   TUNES.COM                             COMMON STOCK
   NUMBER                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE          SHARES

C-
                                                                                    CUSIP 89972K 10 7
                                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
-------------------------------------------------------------------------------------------------------------
THIS CERTIFIES THAT


is the Record Holder of
-------------------------------------------------------------------------------------------------------------




FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF


                                TUNES.COM INC.

       TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN
       PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE
         PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND
       REGISTERED BY THE TRANSFER AGENT AND REGISTRAR. WITNESS THE FACSIMILE SEAL
      OF SAID CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


DATED:




    /s/ Stuart B. Frankel                                /s/ Howard A. Tullman
        SECRETARY               [CORPORATE SEAL]         CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
HARRIS TRUST AND SAVINGS BANK

                 TRANSFER AGENT
                 AND REGISTRAR,

BY


             AUTHORIZED OFFICER



    Keep this Certificate in a safe place. If it is lost, stolen, or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common            UNIF GIFT MIN ACT -- ...... Custodian .......
TEN ENT - as tenants by the entireties                         (Cust)           (Minor)
JT TEN  - as joint tenants with right of
          survivorship and not as tenants                      under Uniform Gifts to Minors
          in common                                            Act .........................
                                                                         (State)

                                          UNIF TRF MIN ACT -- ...... Custodian (until age .......)
                                                               (Cust)                     (Minor)
                                                              ...... under Uniform Transfers
                                                              (Minor)
                                                              to Minors Act ................
                                                                                (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


---------------------------------------------------------------------------------------------
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------- Shares

of the Common Stock represented by the within named Corporation, with full power of substitution in the premises.

Dated _______________________________                X ___________________________________

                                                     X ____________________________________
                                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                                            AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                                            WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:




BY _________________________________________________________________________________
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
   AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.